EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated October 16, 1998 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-30695, No. 333-8969, No. 333-11363 and No. 45299.



                                             /s/     ARTHUR ANDERSEN LLP


New York, New York
November 24, 1998